ETF MARKET OPPORTUNITY FUND (ETFOX) a series of Aviemore Funds Supplement dated January 23, 2013 to the Prospectus dated August 31, 2012

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On January 17, 2013, the Board of Trustees (the "Board") of Aviemore Funds approved a proposed reorganization of the ETF Market Opportunity Fund (the "Fund") into a new separate series of the Stadion Investment Trust. However, the reorganization is subject to shareholder approval. The newly formed fund will be called the Stadion Market Opportunity Fund (the "New Fund"). The Board concluded that due to a number of factors, it is in the best interests of the Fund and its shareholders that the Fund proceed with the reorganization. The New Fund will have the same investment objective and substantially the same principal investment strategies as the Fund. The current portfolio manager of the Fund, Mr. Paul Frank, will serve as portfolio manager to the New Fund and will be assisted by two other members of the New Fund’s investment adviser.

If shareholders approve the reorganization, the Fund will transfer all of its assets and liabilities to the New Fund in exchange for shares of the New Fund in an amount equal in value to the net asset value of the shares of the Fund that were held by shareholders as of the close of business on the business day preceding the transfer. The transfer is expected to occur on or about April 1, 2013. The Fund will then make a liquidating distribution to its shareholders of the New Fund shares received and shareholders of the Fund will become shareholders of the New Fund. The Fund will then be liquidated and terminated.

Shareholders will be provided notice of a Special Meeting of Shareholders to be held in March 2013. Shareholders will also be provided a proxy statement/prospectus that describes the details of the proposed reorganization. At the meeting, shareholders will be asked to consider and approve the reorganization.

If you have questions or need assistance, please contact the ETF Market Opportunity Fund at 1-800-239-9136 (Toll Free).

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This Supplement, and the Prospectus and Statement of Additional Information both dated August 31, 2012, as well as a Statement of Additional Information Supplement dated January 18, 2013 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information both dated August 31, 2012, as well as the Statement of Additional Information Supplement dated January 18, 2013 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-239-9136. The Prospectus and the Statement of Additional Information may also be obtained without charge by visiting www.etfmutualfund.com.